The Phoenix Edge Series Fund

Phoenix Dynamic Asset Allocation Series-Aggressive Growth

Phoenix Dynamic Asset Allocation Series-Growth

Phoenix Dynamic Asset Allocation Series-Moderate Growth

Phoenix Dynamic Asset Allocation Series-Moderate

Supplement dated August 27, 2010 to Prospectuses dated May 1, 2010

At Special Meetings (“Meetings”) on July 1, July 26, and August 25, 2010, the Board of Trustees (“Board”) for The Phoenix Edge Series Fund (“Fund”) met to consider the mergers of Phoenix Dynamic Asset Allocation Series-Aggressive Growth, Phoenix Dynamic Asset Allocation Series-Growth, Phoenix Dynamic Asset Allocation Series-Moderate Growth, Phoenix Dynamic Asset Allocation Series-Moderate into the comparable series, Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, and Ibbotson Income and Growth ETF Asset Allocation Portfolio, respectively, (“Ibbotson Portfolio(s)”), each a series of Financial Investors Variable Insurance Trust (“FIVIT”), 1290 Broadway, Suite 1100, Denver, CO 80203, subject to shareholder approval.

At the several Meetings, after careful consideration of the proposals and the opportunity to review written materials sent to the Board in advance of the Meeting, the Board determined to approve the following proposals to be considered by the shareholders of record at a shareholder meeting on or about November 12, 2010:

Approval of the following mergers:

Merging Series	Ibbotson Portfolio Series
Phoenix Dynamic Asset Allocation Series-Aggressive Growth	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
Phoenix Dynamic Asset Allocation Series-Growth	Ibbotson Growth ETF Asset Allocation Portfolio – Class II
Phoenix Dynamic Asset Allocation Series-Moderate Growth	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
Phoenix Dynamic Asset Allocation Series-Moderate	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II

Expense Limitations

As part of the merger transactions, ALPS Advisers, Inc. (“AAI”), the investment adviser to the Ibbotson Portfolios, and Ibbotson Associates, Inc., the subadviser to the Ibbotson Portfolios, have contractually agreed to jointly waive the management and subadvisory fees, respectively, and/ or reimburse expenses for the Ibbotson Portfolios so that the total annual net fund operating expenses do not exceed a maximum of the fees below as a percentage of the Class II shares daily net assets through April 30, 2011 (not excluding extraordinary or underlying fund expenses).

Ibbotson Portfolio Series	Total Series Operating Expense Limit
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	0.73%
Ibbotson Growth ETF Asset Allocation Portfolio	0.73%
Ibbotson Balanced ETF Asset Allocation Portfolio	0.73%
Ibbotson Income and Growth ETF Asset Allocation Portfolio	0.73%

Effective from and after the mergers, through April 29, 2012, AAI has agreed to recommend to the FIVIT Board of Trustees to limit the total expenses of each Ibbotson Portfolio to an amount that is no greater than the median expense level for each Ibbotson Portfolio’s applicable Expense Group category as compiled by Lipper Inc. as of December 31, 2008, including after taking into account the underlying fund expenses.

Investors should retain this supplement with the Prospectus for future reference.

TF 1097	1